Exhibit 10.1

EXECUTION VERSION

AMENDMENT TO FORBEARANCE AGREEMENT

This Amendment to Forbearance Agreement, dated as of December 6, 2019 (this “Agreement”) is among KEY ENERGY SERVICES, INC., a Delaware corporation (the “Borrower”), the Lenders party to this Agreement, and CORTLAND PRODUCTS CORP., as agent (in such capacity, “Agent”), which amends that certain Forbearance Agreement, dated as of October 29, 2019 (the “Forbearance Agreement”), by and among the Borrower, the Agent and the Lenders party thereto.

W I T N E S S E T H:

WHEREAS, Borrower, the Lenders from time to time party thereto and the Agent are parties to that certain Term Loan and Security Agreement dated as of December 15, 2016 (as amended, supplemented, restated or otherwise modified from time to time, the “Term Loan Agreement”; unless otherwise defined herein, capitalized terms used herein that are not otherwise defined herein shall have the respective meanings assigned to such terms in the Term Loan Agreement or the Forbearance Agreement, as applicable);

WHEREAS, Borrower, the Lenders party thereto and the Agent are parties to the Forbearance Agreement, pursuant to which the Lenders party thereto and the Agent agreed to forbear from exercising certain default-related rights and remedies against Borrower and the other Obligors with respect to the Specified Defaults during the Forbearance Period;

WHEREAS, the Borrower has requested that the Required Lenders and the Agent agree to amend the Forbearance Agreement to extend the Forbearance Period set forth therein; and

WHEREAS, the Lenders party hereto (each, a “Lender Party”) and the Agent are willing to agree to such amendment on terms and subject to conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties hereto agree as follows:

1. Amendment. Subject to the satisfaction of the conditions set forth in Section 3 hereof, Section 3(a) of the Forbearance Agreement is hereby amended by replacing the reference to “December 6, 2019” set forth therein with “January 10, 2020”.

2. No Other Amendments or Waivers.

The Forbearance Agreement (as amended hereby), and the terms and provisions hereof and thereof, constitute the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes any and all prior or contemporaneous amendments relating to the subject matter hereof. Except for the forbearance expressly set forth in Section 3 of the Forbearance Agreement (as amended hereby), the Term Loan Agreement shall remain unchanged and in full force and effect. Except as expressly set forth in Section 3 of the Forbearance Agreement (as amended hereby), the execution, delivery, and performance of this Agreement shall not operate as a waiver of or as an amendment of, any right, power, or remedy of Agent or the Lenders party thereto under the Term Loan Agreement or any of the other Loan Documents as in effect prior to the date hereof, nor constitute a waiver of any provision of the Term Loan Agreement or any of the other Loan Documents. The agreements set forth within the Forbearance Agreement (as amended hereby) are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, shall not excuse future non-compliance under the Term Loan Agreement or other Loan Documents, and shall not operate as a consent to any further or other matter, under the Loan Documents.

3. Conditions Precedent. The effectiveness of this Agreement is subject to the satisfaction of the following conditions precedent on the date hereof:

3.1 Execution of Agreement. Each Obligor, Agent and the Required Lenders shall have duly executed and delivered this Agreement.

3.2 Accuracy of Representations and Warranties. All representations and warranties contained in Section 4 hereof shall be true and correct in all respects.

3.3 ABL Forbearance Amendment. An amendment to the ABL Forbearance Agreement shall be effective and on terms acceptable to the Lender Parties.

4. Representations and Warranties. Each Obligor hereby jointly and severally represents and warrants to Agent and the Lender Parties that all representations and warranties contained in Section 5 of the Forbearance Agreement (other than Section 5(a) as it relates to the representation and warranty set forth in the final sentence of Section 9.1.22 of the Term Loan Agreement) remain true and correct as of the date hereof, and that

4.1 the execution, delivery and performance by the Obligors of this Agreement:

(a) are within each Obligor’s corporate, limited liability company or partnership powers, as applicable, and have been duly authorized by all necessary corporate, limited liability company or partnership, as applicable, and, if required, equity holder action (including, without limitation, any action required to be taken by any class of directors or other governing body of any Obligor or any other Person, whether interested or disinterested, in order to ensure the due authorization of the execution, delivery and performance by the Obligors of this Agreement);

(b) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority or any other third Person (including shareholders or other equity holders or any class of directors or other governing body, whether interested or disinterested, of any Obligor or any other Person), nor is any such consent, approval, registration, filing or other action necessary for the validity or enforceability of this Agreement or the consummation of the transactions contemplated hereby, except such as have been obtained or made and are in full force and effect other than those third party approvals or consents which, if not made or obtained, would not cause a Default hereunder, or could not reasonably be expected to have a Material Adverse Effect,

(c) will not violate any Sanctions and Applicable Law or any Organic Documents of any Obligor or any Restricted Subsidiary, or any order of any Governmental Authority,

(d) will not violate or result in a default under any Material Contract, or give rise to a right thereunder to require any payment to be made by any Obligor or any Restricted Subsidiary and

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(e) will not result in the creation or imposition of any Lien on any Property of any Obligor or any Restricted Subsidiary (other than the Liens created by the Loan Documents);

4.2 this Agreement has been duly executed and delivered by such Obligor and constitutes a legal, valid and binding obligation of such Obligor, as applicable, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; and

4.3 no Default or Event of Default (other than any Specified Default) has occurred and is continuing.

5. Reaffirmation. Each of the Obligors hereby confirms its respective guarantees, pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of each of the Loan Documents to which it is party, and agrees that such guarantees, pledges, grants of security interests and other obligations, and the terms of each of the Loan Documents to which it is a party, are not impaired or affected in any manner whatsoever and shall continue to be in full force and effect. Each Obligor acknowledges and agrees that any of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Agreement.

6. Miscellaneous.

6.1 Captions. Section captions used in this Agreement are for convenience only, and shall not affect the construction of this Agreement.

6.2 Governing Law. UNLESS EXPRESSLY PROVIDED IN ANY LOAN DOCUMENT, THIS AGREEMENT AND ALL CLAIMS SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES EXCEPT FEDERAL LAWS RELATING TO NATIONAL BANKS.

6.3 Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be valid under Applicable Law. If any provision is found to be invalid under Applicable Law, it shall be ineffective only to the extent of such invalidity and the remaining provisions of this Agreement shall remain in full force and effect.

6.4 Successors and Assigns. This Agreement shall be binding upon the parties hereto and their respective successors and assigns, and shall inure to the sole benefit of the parties and their respective successors and assigns.

6.5 References. Any reference to the Term Loan Agreement contained in any notice, request, certificate, or other document executed concurrently with or after the execution and delivery of this Agreement shall be deemed to include this Agreement unless the context shall otherwise require.

6.6 Loan Document. This Agreement shall be deemed to be and shall constitute a Loan Document.

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6.7 Continued Effectiveness. Notwithstanding anything contained herein, the terms of this Agreement are not intended to and do not serve to effect a novation as to the Term Loan Agreement. The Term Loan Agreement and each of the Loan Documents remain in full force and effect.

6.8 Entire Agreement. This Agreement constitutes the entire agreement, and supersedes all prior understandings and agreements, among the parties relating to the subject matter thereof.

6.9 Counterparts; Execution. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement shall become effective when Agent has received counterparts bearing the signatures of all parties hereto. Delivery of a signature page of this Agreement by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart of such agreement. Any signature, contract formation or record-keeping through electronic means shall have the same legal validity and enforceability as manual or paper-based methods, to the fullest extent permitted by Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any similar state law based on the Uniform Electronic Transactions Act.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWER:

KEY ENERGY SERVICES, INC.

By	/s/ J. Marhsall Dodson
	Name:	J. Marhsall Dodson
	Title:	Senior Vice President, Chief
Financial Officer & Treasurer

[Signature Page to Amendment to Forbearance Agreement]

GUARANTOR:

KEY ENERGY SERVICES, LLC

By	/s/ J. Marhsall Dodson
Name: J. Marhsall Dodson
Title: Senior Vice President, Chief
Financial Officer & Treasurer

[Signature Page to Amendment to Forbearance Agreement]

AGENT AND LENDERS:

CORTLAND PRODUCTS CORP., as Agent

By	/s/ Matthew Trybula
Name: Matthew Trybula
Title: Associate Counsel

[Signature Page to Amendment to Forbearance Agreement]

SPECIAL SITUATIONS INVESTING GROUP, INC., as a Lender

By	/s/ Lee D. Becker
Name: Lee D. Becker
Title: Authorized Signatory

[Signature Page to Amendment to Forbearance Agreement]

BlueMountain Foinaven Master Fund L.P., as a Lender

By	/s/ Richard Horne
Name: Richard Horne
Title: Deputy General Counsel, Tax

Blue Mountain Credit Alternatives Master Fund L.P., as a Lender

By	/s/ Richard Horne
Name: Richard Horne
Title: Deputy General Counsel, Tax

BlueMountain Guadalupe Peak Fund L.P., as a Lender

By	/s/ Richard Horne
Name: Richard Horne
Title: Deputy General Counsel, Tax

BlueMountain Logan Opportunities Fund L.P., as a Lender

By	/s/ Richard Horne
Name: Richard Horne
Title: Deputy General Counsel, Tax

BlueMountain Montenvers Master Fund SCA SICAV-SIF, as a Lender

By	/s/ Richard Horne
Name: Richard Horne
Title: Deputy General Counsel, Tax

BlueMountain Summit Trading L.P., as a Lender

By	/s/ Richard Horne
Name: Richard Horne
Title: Deputy General Counsel, Tax

BlueMountain Timberline Ltd., as a Lender

By	/s/ Richard Horne
Name: Richard Horne
Title: Deputy General Counsel, Tax

[Signature Page to Amendment to Forbearance Agreement]

BlueMountain Kicking Horse Fund L.P., as a Lender

By	/s/ Richard Horne
Name: Richard Horne
Title: Deputy General Counsel, Tax

[Signature Page to Amendment to Forbearance Agreement]

TENNENBAUM ENERGY OPPORTUNITIES CO, LLC
TCP WATERMAN CLO, LLC
TENNENBAUM SENIOR LOAN OPERATING III, LLC
TENNENBAUM SENIOR LOAN FUNDING III, LLC
TENNENBAUM SENIOR LOAN FUND V, LLC

as Lenders

On behalf of each of the above entities:
By:	TENNENBAUM CAPTIAL PARTNERS, LLC
Its:	Investment Manager

By	/s/ Michael Leitner
Name: Michael Leitner
Title: Managing Director

TCP ENHANCED YIELD FUNDING I, LLC

As Lender

By:	Tennenbaum Enhanced Yield Operating I, LLC
Its:	Sole Member

	By:	Tennenbaum Capital Partners, LLC
	Its:	Investment Manager

	By	/s/ Michael Leitner
Name: Michael Leitner
Title: Managing Director

[Signature Page to Amendment to Forbearance Agreement]

WHITEBOX ASYMMETRIC PARTNERS, L.P., as a Lender
By: Whitebox Advisors LLC its investment manager

By	/s/ Mark Strefling
Name: Mark Strefling
Title: CEO & Chief Legal Officer

[Signature Page to Amendment to Forbearance Agreement]

WHITEBOX CAJA BLANCA FUND, LP, as a Lender
By: Whitebox Caja Blanca GP LLC its general partner
By: Whitebox Advisors LLC its investment manager

By	/s/ Mark Strefling
Name: Mark Strefling
Title: CEO & Chief Legal Officer

[Signature Page to Amendment to Forbearance Agreement]

WHITEBOX RELATIVE VALUE PARTNERS, L.P., as a Lender
By: Whitebox Advisors LLC its investment manager

By	/s/ Mark Strefling
Name: Mark Strefling
Title: CEO & Chief Legal Officer

[Signature Page to Amendment to Forbearance Agreement]

WHITEBOX CREDIT PARTNERS, L.P., as a Lender
By: Whitebox Advisors LLC its investment manager

By	/s/ Mark Strefling
Name: Mark Strefling
Title: CEO & Chief Legal Officer

[Signature Page to Amendment to Forbearance Agreement]

WHITEBOX MULTI-STRATEGY PARTNERS, L.P., as a Lender
By: Whitebox Advisors LLC its investment manager

By	/s/ Mark Strefling
Name: Mark Strefling
Title: CEO & Chief Legal Officer

[Signature Page to Amendment to Forbearance Agreement]

SOTER CAPITAL, LLC, as a Lender

By	/s/ Justin Maroldi
Name: Justin Maroldi
Title: Assistant Secretary

[Signature Page to Amendment to Forbearance Agreement]